SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

                                   --------

                               Deutsche Bond VIP

                         Deutsche Core Plus Income Fund




Effective on or about March 1, 2017, the following information replaces the existing disclosure contained under the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the summary section of the fund's prospectus.


GARY RUSSELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2012.


THOMAS M. FARINA, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.

GREGORY M. STAPLES, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2016.

               Please Retain This Supplement for Future Reference


February 16, 2017
PROSTKR-779

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